UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22784

BNY Mellon Municipal Bond Infrastructure Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28
Date of reporting period:	08/31/2023

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

SEMI-ANNUAL REPORT August 31, 2023

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2023, through August 31, 2023, as provided by Daniel Rabasco, Jeffrey Burger and Thomas Casey, portfolio managers with Insight North America LLC, the fund’s sub-adviser.

Market and Fund Performance Overview

For the six-month period ended August 31, 2023, BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “fund”) achieved a total return of .51% on a net-asset-value basis and −1.61% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $.24 per share, which reflects an annualized distribution rate of 4.55%.2 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark, posted a total return of 1.04% for the same period.3

Municipal bonds gained ground as investors began to anticipate the end of the Federal Reserve’s (the “Fed”) interest-rate-hiking program. The fund continued to produce competitive levels of current income through an emphasis on longer-term and revenue bonds.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s portfolio is composed principally of investments that finance the development, support or improvement of America’s infrastructure.

Under normal circumstances, the fund pursues its investment objective by investing at least 80% of its Managed Assets4 in municipal bonds issued to finance infrastructure sectors and projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade, meaning that up to 50% of Managed Assets can be invested in below-investment-grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors. We focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The fund employs leverage by issuing preferred stock and participating in tender-option bond programs. The use of leverage can magnify gain-and-loss potential depending on market conditions.

Easing Inflation Supports Markets

The Fed continued to make progress in reducing inflation during the reporting period, raising the federal funds rates three times between March 2023 and August 2023. By the end of the period, the federal funds target rate was 5.25%–5.50%, up from 4.50%–4.75% at the start of the period.

Despite the higher rates, the U.S. economy surprised investors by continuing to avoid a long-anticipated recession. The economy posted respectable gains in the third and fourth quarters of 2022, and growth continued in the first quarter of 2023, with the economy expanding by 2.0% followed by 2.1% in the second quarter.

As a result of higher-than-expected inflation early in the year, municipal bond mutual funds experienced significant outflows through much of the reporting period. The need for fund managers to meet redemptions only added to the downward momentum.

But the market began to rebound as inflation expectations shifted down, and as economic indicators suggested a slowing economy was on the horizon. Investors also began to anticipate the end to the Fed’s rate-hiking cycle. For a time, the stalemate in Congress over the federal debt ceiling also gave investors pause as the outcome appeared uncertain. Nevertheless, the normal seasonal decline in supply, combined with the seasonal reinvestment of maturing bonds, buoyed the market.

Mutual fund investors, however, have so far been reluctant to return to the market. It appears investors are wary of continued rate volatility as the Federal Reserve remains committed to lower inflation to its 2% target. Direct retail investors though continued to invest in municipal bonds, attracted by higher tax-exempt yields.

The impact of weak mutual fund demand has been offset in part by relatively manageable issuance. The need to issue new debt has been minimized somewhat by federal assistance offered in response to the pandemic. In addition, since municipal issuers use debt to fund capital projects, not operations, they have greater discretion about when they issue new debt, and high interest rates have made issuance less attractive. Finally, refundings have dropped off because the Tax Cuts and Jobs Act of 2017 eliminated advance refunding, and today’s high interest rates make refunding less attractive.

In this environment, lower-quality credits have performed well, driven by excess yield and spread compression.

Duration and Select Revenue Bonds Sectors Drove Performance

The fund’s performance was driven mainly by duration and asset allocation decisions. Specifically, the longer duration, the fund’s use of leverage and its holdings of longer bonds were detrimental as interest rates rose. In the revenue bond sector, positions in the special tax segment negatively impacted fund returns. Rising interest rates also raised the cost of the fund’s leverage, which was a drag on income generation.

On a more positive note, the fund’s performance was aided by its positioning in some segments. Positions in airport, hospital and education bonds, especially charter schools, were especially beneficial. Allocations to prepaid gas, tobacco and transportation also boosted returns. State general obligation bonds contributed positively to returns, especially those issued by Illinois and Puerto Rico.

A Positive Outlook

We believe the Fed is approaching the end of its rate-hiking program, though an additional hike in the short-term rate cannot be discounted and rates may stay high for longer than previously expected. This may provide an opportunity in longer-duration bonds as the end of the Fed’s rate-hiking approaches.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Also, the municipal bond market’s credit fundamentals remain strong, and the market has made valuations attractive. Additionally, technical factors, such as seasonal reinvestment may provide support to the market in the coming months. That is, while supply has been relatively manageable, we believe demand is likely to improve. We believe when mutual fund investors return, flows into municipal bond mutual funds will improve, providing additional support to the market.

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per shares, as applicable. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are fully taxable.

2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 Source: Lipper, Inc. ---The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index.

4 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, prices of investment grade bonds are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit and liquidity risk and are considered speculative in terms of the issuer’s perceived ability to pay interest on a timely basis and to repay principal upon maturity. Unlike investment-grade bonds, prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

STATEMENT OF INVESTMENTS

August 31, 2023 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.6%
Alabama - 3.2%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	3,820,000		3,247,100
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2027	1,000,000	[a]	989,429
Jefferson County, Revenue Bonds, Refunding, Ser. F	7.90	10/1/2050	2,500,000	[b]	2,617,379
				6,853,908
Arizona - 7.0%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2050	3,425,000		2,922,800
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	3,200,000	[c,d]	320,000
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	2,000,000	[c]	2,023,118
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional Schools Project)	5.00	7/1/2049	1,025,000	[c]	898,488
Phoenix Civic Improvement Corp., Revenue Bonds	4.00	7/1/2044	1,905,000		1,818,519
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	5,000,000		5,124,560
The Phoenix Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[c]	1,803,465
				14,910,950
Arkansas - 1.7%
Arkansas Development Finance Authority, Revenue Bonds (Green Bond) (U.S. Steel Corp.)	5.70	5/1/2053	3,500,000		3,514,771
California - 10.7%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,000,000		907,162
California Housing Finance Agency, Revenue Bonds, Ser. 2021-1	3.50	11/20/2035	1,446,191		1,330,581

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.6% (continued)
California - 10.7% (continued)
California Municipal Finance Authority, Revenue Bonds, Refunding (HumanGood California Obligated Group) Ser. A	5.00	10/1/2044	1,000,000		1,011,224
California Statewide Communities Development Authority, Revenue Bonds (California Baptist University) Ser. A	6.38	11/1/2043	2,035,000	[c]	2,039,553
California Statewide Communities Development Authority, Revenue Bonds, Refunding (California Baptist University) Ser. A	5.00	11/1/2041	1,875,000	[c]	1,826,853
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2051	1,000,000		1,038,921
Long Beach Bond Finance Authority, Revenue Bonds, Ser. A	5.50	11/15/2037	5,000,000		5,339,222
Orange County Community Facilities District, Special Tax Bonds, Ser. A	5.00	8/15/2052	1,000,000		989,767
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2051	3,500,000		3,566,572
Tender Option Bond Trust Receipts (Series 2022-XF3024), (San Francisco City & County, Revenue Bonds, Refunding, Ser. A) Recourse, Underlying Coupon Rate (%) 5.00	4.05	5/1/2044	4,500,000	[c,e,f]	4,621,016
				22,670,871
Colorado - 9.3%
Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health Obligated Group)	5.25	11/1/2052	1,000,000		1,019,609
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	3,000,000		2,385,568
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Intermountain Healthcare Obligated Group) Ser. A	4.00	5/15/2052	1,255,000		1,147,940
Colorado Health Facilities Authority, Revenue Bonds, Ser. A	5.00	1/1/2024	2,500,000	[g]	2,512,475
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.50	11/15/2053	1,000,000		1,065,214
Denver City & County Airport System, Revenue Bonds, Ser. A	5.25	11/15/2043	5,000,000		5,001,582

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 153.6% (continued)
Colorado - 9.3% (continued)
Dominion Water & Sanitation District, Revenue Bonds, Refunding	5.88	12/1/2052	2,000,000	1,930,033
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	1,500,000	1,304,465
Rampart Range Metropolitan District No. 5, Revenue Bonds	4.00	12/1/2051	1,000,000	703,242
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A1) Recourse, Underlying Coupon Rate (%) 4.00	2.99	8/1/2044	2,455,000	[c,e,f] 2,637,055
				19,707,183
Connecticut - 1.7%
Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2041	1,000,000	1,084,060
Connecticut Health & Educational Facilities Authority, Revenue Bonds (The Hartford University) Ser. P	5.38	7/1/2052	1,250,000	1,127,608
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. T	4.00	7/1/2055	1,500,000	1,288,746
				3,500,414
Florida - 5.2%
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Ringling College Project)	5.00	3/1/2049	2,000,000	1,888,137
Hillsborough County Port District, Revenue Bonds (Tampa Port Authority Project) Ser. B	5.00	6/1/2046	1,250,000	1,255,859
Lee Memorial Health System, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2049	1,750,000	1,580,889
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2039	1,000,000	993,449
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	500,000	390,591

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.6% (continued)
Florida - 5.2% (continued)
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	0.01	10/1/2049	2,480,000	[c,e,f]	2,255,953
Tender Option Bond Trust Receipts (Series 2022-XF1385), (Fort Myers FL Utility, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.00	1.06	10/1/2044	1,640,000	[c,e,f]	1,561,207
Village Community Development District No. 15, Special Assessment Bonds	5.25	5/1/2054	1,000,000	[c]	1,004,933
				10,931,018
Georgia - 4.5%
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2042	1,250,000		1,269,777
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	2,500,000		2,555,742
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project) Ser. A) Recourse, Underlying Coupon Rate (%) 5.00	4.66	1/1/2056	2,060,000	[c,e,f]	2,081,792
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta) Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	1.44	7/1/2044	3,600,000	[c,e,f]	3,711,373
				9,618,684
Hawaii - .6%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2047	1,250,000		1,286,098
Illinois - 15.4%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2035	1,500,000		1,528,454
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	2,500,000		2,635,906
Chicago II, GO, Ser. A	5.00	1/1/2044	2,000,000		2,020,401
Chicago O'Hare International Airport, Revenue Bonds (Customer Facility Charge)	5.75	1/1/2043	3,750,000		3,754,906
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2057	2,000,000		2,025,398

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.6% (continued)
Illinois - 15.4% (continued)
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,031,670
Illinois, GO, Ser. D	5.00	11/1/2027	3,500,000		3,684,545
Illinois, GO, Ser. D	5.00	11/1/2028	2,600,000		2,733,276
Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2044	2,500,000		2,501,704
Illinois Finance Authority, Revenue Bonds (Plymouth Place Obligated Group) Ser. A	6.63	5/15/2052	1,000,000		1,008,425
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	1,400,000	[h]	784,613
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	1,750,000		1,755,329
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	3.14	10/1/2040	7,000,000	[c,e,f]	7,123,788
				32,588,415
Indiana - 2.3%
Indiana Finance Authority, Revenue Bonds (BHI Senior Living Obligated Group) Ser. A	6.00	11/15/2023	3,500,000	[g]	3,514,558
Indiana Finance Authority, Revenue Bonds (Green Bond)	7.00	3/1/2039	1,925,000	[c]	1,435,999
				4,950,557
Iowa - .6%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	1,250,000		1,237,057
Kansas - .1%
Kansas Development Finance Authority, Revenue Bonds, Ser. B	4.00	11/15/2025	150,000		141,762
Kentucky - 1.5%
Christian County, Revenue Bonds, Refunding (Jennie Stuart Medical Center Obligated Group)	5.50	2/1/2044	1,000,000		1,007,933
Henderson, Revenue Bonds (Pratt Paper Project) Ser. A	4.70	1/1/2052	1,000,000	[c]	944,629

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.6% (continued)
Kentucky - 1.5% (continued)
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	1,310,000	[a]	1,287,645
				3,240,207
Louisiana - .9%
Louisiana Public Facilities Authority, Revenue Bonds (Impala Warehousing Project)	6.50	7/1/2036	1,000,000	[c]	1,000,003
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University) Ser. A	4.00	4/1/2050	885,000		803,567
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University) Ser. A	4.00	4/1/2030	115,000	[g]	121,290
				1,924,860
Maryland - 2.0%
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2055	1,000,000		1,002,695
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2052	3,200,000		3,213,747
				4,216,442
Massachusetts - 2.7%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	1,000,000	[c]	861,948
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Project)	5.00	7/1/2034	1,550,000		1,613,717
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	900,000		919,131
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2030	1,000,000		1,054,830
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	4.00	7/1/2044	1,500,000		1,372,106
				5,821,732
Michigan - 5.1%
Detroit, GO, Ser. A	5.00	4/1/2050	1,000,000		969,709
Michigan Building Authority, Revenue Bonds, Refunding	4.00	10/15/2049	2,500,000		2,346,071

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.6% (continued)
Michigan - 5.1% (continued)
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,250,000		2,265,052
Michigan Housing Development Authority, Revenue Bonds, Ser. A	3.35	12/1/2034	2,500,000		2,347,098
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	41,200,000	[h]	1,660,900
Wayne County Airport Authority, Revenue Bonds (Detroit Metropolitan Wayne County Airport) (Insured; Build America Mutual) Ser. B	5.00	12/1/2039	1,250,000		1,259,764
				10,848,594
Minnesota - .9%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	2,000,000		1,993,290
Missouri - 2.6%
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2049	1,000,000		866,692
St. Louis County Industrial Development Authority, Revenue Bonds, Refunding (Friendship Village Sunset Hills)	5.00	9/1/2042	1,000,000		890,683
Tender Option Bond Trust Receipts (Series 2023-XM1116), (Jackson County Missouri Special Obligation, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.25	0.55	12/1/2053	3,000,000	[c,e,f]	2,787,468
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Mercy Health)	4.00	6/1/2053	1,000,000		888,824
				5,433,667
Multi-State - .6%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,410,000	[c]	1,233,835
Nevada - 1.4%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.25	6/15/2041	2,155,000		2,128,958

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.6% (continued)
Nevada - 1.4% (continued)
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	1,000,000		864,232
				2,993,190
New Hampshire - 1.1%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Springpoint Senior Living Obligated Group)	4.00	1/1/2051	3,000,000		2,247,393
New Jersey - 5.7%
New Jersey Economic Development Authority, Revenue Bonds	5.38	1/1/2043	2,500,000		2,503,380
New Jersey Economic Development Authority, Revenue Bonds (Continental Airlines Project)	5.13	9/15/2023	685,000		685,021
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2025	1,890,000	[g]	1,959,430
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	1,155,000		1,187,797
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2025	110,000	[g]	114,041
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (RWJ Barnabas Health Obligated Group)	4.00	7/1/2051	1,250,000		1,161,961
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,000,000		1,028,801
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.50	6/15/2050	1,600,000		1,744,098
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2048	1,800,000		1,715,083
				12,099,612
New York - 14.4%
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	3,500,000	[c]	3,349,813
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2040	1,200,000		1,237,755
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2036	2,000,000		2,102,062

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.6% (continued)
New York - 14.4% (continued)
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Project) Ser. A	4.75	11/1/2042	2,000,000	[c]	1,748,402
Tender Option Bond Trust Receipts (Series 2017-XF2419), (Metropolitan Transportation Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	3.40	11/15/2038	15,000,000	[c,e,f]	15,000,050
Tender Option Bond Trust Receipts (Series 2022-XM1004), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C) Non-recourse, Underlying Coupon Rate (%) 4.00	2.22	11/15/2047	3,300,000	[c,e,f]	3,097,682
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A1	5.00	5/15/2051	2,410,000		2,534,611
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	585,000		545,311
Westchester County Local Development Corp., Revenue Bonds, Refunding (Senior Learning Community)	5.00	7/1/2041	1,000,000	[c]	848,563
				30,464,249
North Carolina - 1.1%
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Lutheran Services for the Aging Obligated Group)	4.00	3/1/2051	2,000,000		1,365,237
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	1/1/2055	1,000,000		919,145
				2,284,382
Ohio - 7.5%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	7,700,000		7,049,165
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,500,000		2,470,949
Muskingum County, Revenue Bonds (Genesis HealthCare System Project)	5.00	2/15/2044	7,000,000		6,339,822
				15,859,936

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.6% (continued)
Oklahoma - .7%
Tulsa County Industrial Authority, Revenue Bonds, Refunding (Montereau Project)	5.25	11/15/2045	1,500,000		1,448,414
Pennsylvania - 8.1%
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project)	5.00	5/1/2042	1,000,000	[c]	990,362
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2032	1,455,000		1,578,184
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2042	1,500,000		1,500,348
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2037	4,000,000		4,001,614
Montgomery County Industrial Development Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. C	5.00	11/15/2045	1,000,000		939,935
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges)	6.00	6/30/2061	2,000,000		2,172,255
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group) Ser. A	5.00	9/1/2045	3,000,000		3,004,850
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,000,000		911,989
Tender Option Bond Trust Receipts (Series 2022-XF1525), (Pennsylvania Economic Development Financing Authority UPMC, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	2.91	5/15/2053	2,300,000	[c,e,f]	2,054,732
				17,154,269
Rhode Island - 3.8%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2037	4,000,000		4,192,646

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.6% (continued)
Rhode Island - 3.8% (continued)
Tender Option Bond Trust Receipts (Series 2023-XM1117), (Rhode Island Infrastructure Bank State Revolving Fund, Revenue Bonds) Ser. A) Non-recourse, Underlying Coupon Rate (%) 4.13	2.37	10/1/2048	4,000,000	[c,e,f]	3,860,239
				8,052,885
South Carolina - 4.3%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Bon Secours Mercy Health)	4.00	12/1/2044	1,500,000		1,393,924
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Lutheran Homes of South Carolina Obligated Group)	5.13	5/1/2048	1,750,000		1,379,005
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)	5.13	12/1/2043	5,000,000		5,000,382
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	4.00	12/1/2055	1,500,000		1,302,064
				9,075,375
South Dakota - 1.3%
Tender Option Bond Trust Receipts (Series 2022-XF1409), (South Dakota Heath & Educational Facilities Authority, Revenue Bonds, Refunding (Avera Health Obligated Group)) Non-recourse, Underlying Coupon Rate (%) 5.00	6.56	7/1/2046	2,680,000	[c,e,f]	2,690,877
Tennessee - .6%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds (Belmont University)	5.25	5/1/2048	1,250,000		1,322,454
Texas - 12.2%
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	1,500,000		1,501,567
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. A	5.75	8/15/2045	2,500,000		2,415,329

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 153.6% (continued)
Texas - 12.2% (continued)
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	5.75	8/15/2033	1,000,000		1,010,224
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	6.13	8/15/2048	3,500,000		3,500,802
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2040	1,500,000		1,601,211
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2045	1,165,000		1,077,253
Houston Airport System, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.50	7/1/2053	1,400,000		1,346,478
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2039	2,480,000		2,364,944
Lamar Consolidated Independent School District, GO	4.00	2/15/2053	1,000,000		918,299
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	2,500,000	[c]	2,443,132
Tender Option Bond Trust Receipts (Series 2023-XM1125), (Medina Valley Independent School District, GO (Insured; Permanent School Fund Guarantee Program)) Non-recourse, Underlying Coupon Rate (%) 4.00	0.69	2/15/2053	4,500,000	[c,e,f]	4,237,302
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	2,000,000		2,003,860
Waxahachie Independent School District, GO, (Insured; Permanent School Fund Guarantee Program)	4.25	2/15/2053	1,500,000		1,454,946
				25,875,347
U.S. Related - 1.8%
Puerto Rico, GO, Ser. A	0.00	7/1/2024	26,648	[h]	25,680
Puerto Rico, GO, Ser. A	0.00	7/1/2033	211,359	[h]	128,782
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	126,704		113,996
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	172,269		148,971
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	179,157		149,144
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	147,628		135,679
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	164,238		153,789
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	182,915		186,395

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 153.6% (continued)
U.S. Related - 1.8% (continued)
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	2,178,318	2,304,748
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	181,259	189,045
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	173,199	187,329
				3,723,558
Utah - 1.7%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2048	1,000,000	1,014,476
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2042	1,205,000	1,223,332
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2039	1,400,000	1,435,005
				3,672,813
Virginia - 2.0%
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	1,000,000	1,001,650
Virginia Small Business Financing Authority, Revenue Bonds, Refunding	5.00	12/31/2057	1,500,000	1,505,399
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	1,000,000	865,203
Williamsburg Economic Development Authority, Revenue Bonds (William & Marry Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.13	7/1/2058	1,000,000	939,258
				4,311,510
Washington - 2.7%
Washington Convention Center Public Facilities District, Revenue Bonds, Ser. B	4.00	7/1/2058	1,000,000	838,590
Washington Health Care Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2042	5,000,000	4,792,245
				5,630,835
Wisconsin - 4.6%
Public Finance Authority, Revenue Bonds (Cone Health) Ser. A	5.00	10/1/2052	1,000,000	1,019,053
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.50	7/1/2052	1,200,000	1,296,704
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.63	7/1/2055	1,315,000	1,431,602

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 153.6% (continued)
Wisconsin - 4.6% (continued)
Public Finance Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2042	5,000,000	4,874,695
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Bellin Memorial Hospital Obligated Group)	5.50	12/1/2052	1,000,000	1,058,489
				9,680,543
Total Investments (cost $339,466,423)			153.6%	325,211,957
Liabilities, Less Cash and Receivables			(18.2%)	(38,442,851)
RVMTPS, at liquidation value			(35.4%)	(75,000,000)
Net Assets Applicable to Common Stockholders			100.0%	211,769,106

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $82,493,630 or 38.95% of net assets.

d Non-income producing—security in default.

e The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

g These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

h Security issued with a zero coupon. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Medical	19.9
General	19.8
Education	18.5
Airport	16.6
Transportation	15.8
Development	13.1
Nursing Homes	9.0
General Obligation	7.4
Water	5.8
School District	5.6
Tobacco Settlement	5.3
Power	5.2
Prerefunded	3.9
Utilities	2.6
Housing	1.3
Multifamily Housing	1.2
Single Family Housing	1.1
Student Loan	.5
Facilities	.5
Special Tax	.5
153.6

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
TSFR	Term Secured Overnight Financing Rate	U.S. T-BILL	U.S. Treasury Bill Money Market Yield
XLCA	XL Capital Assurance	RVMTPS	Remarketable Variable Rate MuniFund Term Preferred Shares
VMTPS	Variable Rate Muni Term Preferred Shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	339,466,423	325,211,957
Cash		466,693
Interest receivable		3,934,890
Prepaid expenses		63,485
		329,677,025
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		185,886
Payable for inverse floater notes issued—Note 3		41,405,000
Dividends payable to Common Stockholders		736,263
Interest and expense payable related to inverse floater notes issued—Note 3		462,541
Directors’ fees and expenses payable		15,970
Other accrued expenses		102,259
		42,907,919
RVMTPS, $.001 par value per share (750 shares issued and outstanding at $100,000 per share liquidation value)—Note 1		75,000,000
Net Assets Applicable to Common Stockholders ($)		211,769,106
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (18,405,973 shares issued and outstanding)		18,406
Paid-in capital		262,501,288
Total distributable earnings (loss)		(50,750,588)
Net Assets Applicable to Common Stockholders ($)		211,769,106

Shares Outstanding
(250 million shares authorized)	18,405,973
Net Asset Value Per Share of Common Stock ($)	11.51

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2023 (Unaudited)

Investment Income ($):
Interest Income	7,648,945
Expenses:
Management fee—Note 2(a)	1,082,275
RVMTPS interest expense and fees—Note 1(g) and Note 3	1,762,565
Interest and expense related to inverse floater notes issued—Note 3	789,446
Professional fees	52,457
Shareholders’ reports	27,599
Directors’ fees and expenses—Note 2(c)	27,351
Registration fees	11,888
Chief Compliance Officer fees—Note 2(b)	6,316
Shareholder servicing costs	5,511
Tender and paying agent fees—Note 2(b)	3,975
Custodian fees—Note 2(b)	2,786
Miscellaneous	38,169
Total Expenses	3,810,338
Less—reduction in fees due to earnings credits—Note 2(b)	(2,786)
Net Expenses	3,807,552
Net Investment Income	3,841,393
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(1,716,415)
Net change in unrealized appreciation (depreciation) on investments	(1,223,991)
Net Realized and Unrealized Gain (Loss) on Investments	(2,940,406)
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	900,987

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended August 31, 2023 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(51,842,090)
Proceeds from sales of portfolio securities	47,778,107
Interest income received	7,783,287
Interest and expense related to inverse floater notes issued	(689,078)
RVMTPS interest expense and fees paid	(1,762,565)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(1,083,380)
Operating expenses paid	(150,716)
Net Cash Provided (or Used) in Operating Activities		33,565
Cash Flows from Financing Activities ($):
Dividends paid to Common Stockholders	(4,417,433)
Increase in payable for inverse floater notes issued	3,275,000
Net Cash Provided (or Used) in Financing Activities		(1,142,433)
Net Increase (Decrease) in Cash		(1,108,868)
Cash at beginning of period		1,575,561
Cash at End of Period		466,693
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Stockholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		900,987
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Applicable to Common Stockholders Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Increase in investments in securities at cost		(1,401,078)
Decrease in interest receivable		134,342
Decrease in prepaid expenses		42,965
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		9,186
Decrease in payable for investment securities purchased		(946,490)
Increase in interest and expense payable related to inverse floater notes issued		100,368
Decrease in Directors' fees and expenses payable		(20,859)
Decrease in other accrued expenses		(9,847)
Net change in unrealized (appreciation) depreciation on investments		1,223,991
Net Cash Provided (or Used) in Operating Activities		33,565

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2023 (Unaudited)	Year Ended February 28, 2023
Operations ($):
Net investment income	3,841,393	9,676,287
Net realized gain (loss) on investments	(1,716,415)	(4,905,702)
Net change in unrealized appreciation (depreciation) on investments	(1,223,991)	(33,909,712)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	900,987	(29,139,127)
Distributions ($):
Distributions to stockholders	(4,417,433)	(10,747,044)
Distributions to Common Stockholders	(4,417,433)	(10,747,044)
Capital Stock Transactions ($):
Distributions reinvested	-	85,319
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	85,319
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(3,516,446)	(39,800,852)
Net Assets Applicable to Common Stockholders ($):
Beginning of Period	215,285,552	255,086,404
End of Period	211,769,106	215,285,552
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	6,978
Net Increase (Decrease) in Shares Outstanding	-	6,978

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

	Six Months Ended
	August 31, 2023		Year Ended February 28/29,
	(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.70		13.86	14.41	15.06	13.75	13.96
Investment Operations:
Net investment income[a]	.21		.53	.63	.66	.64	.66
Net realized and unrealized gain (loss) on investments	(.16)		(2.11)	(.54)	(.67)	1.31	(.23)
Total from Investment Operations	.05		(1.58)	.09	(.01)	1.95	.43
Distributions to Common Shareholders:
Dividends from net investment income	(.24)		(.58)	(.64)	(.64)	(.64)	(.64)
Net asset value, end of period	11.51		11.70	13.86	14.41	15.06	13.75
Market value, end of period	10.56		10.97	13.17	13.95	14.18	12.67
Market Price Total Return (%)	(1.61)	[b]	(12.41)	(1.33)	3.15	17.12	8.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.49	[c]	2.60	1.68	1.87	2.12	2.19
Ratio of net expenses to average net assets	3.49	[c]	2.60	1.68	1.87	2.12	2.19
Ratio of interest and expense related to inverse floater notes issued, RVMTPS and VMTPS interest expense and fees to average net assets	2.34	[c]	1.45	.55	.69	1.05	1.07
Ratio of net investment income to average net assets	3.52	[c]	4.29	4.32	4.72	4.43	4.76
Portfolio Turnover Rate	14.68	[b]	24.75	11.33	17.56	22.94	21.46
Asset coverage of RVMTPS and VMTPS, end of period	382		387	440	453	469	437
Net Assets, Applicable to Common Shareholders, end of period ($ x 1,000)	211,769		215,286	255,086	264,941	276,836	252,668
RVMTPS and VMTPS outstanding, end of period ($ x 1,000)	75,000		75,000	75,000	75,000	75,000	75,000
Floating Rate Notes outstanding ($ x 1,000)	41,405		38,130	48,640	59,890	59,845	42,055

a Based on average common shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. The fund’s common stock (“Common Stock”) trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

The fund has outstanding 750 shares of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTPS”). The fund is subject to certain restrictions relating to the RVMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of RVMTPS at their liquidation value (i.e., $100,000 per share). Thus, redemptions of RVMTPS may be deemed to be outside of the control of the fund.

The RVMTPS have a mandatory redemption date of October 16, 2049, and are subject to mandatory tender upon each 42 month anniversary of October 16, 2020 or upon the end of a Special Terms Period (as defined in the fund’s articles supplementary) (each an Early Term Redemption Date (as defined in the fund’s articles supplementary)), subject to the option of the holders to retain the RVMTPS. RVMTPS that are neither retained by the holder nor successfully remarketed by the Early Term Redemption Date will be redeemed by the fund. The fund is subject to a Tender and Paying Agent Agreement with BNY Mellon, with respect to the RVMTPS.

The holders of RVMTPS, voting as a separate class, have the right to elect at least two directors. The holders of RVMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of  RVMTPS.

Dividends on RVMTPS are normally declared daily and paid monthly. The Dividend Rate on the RVMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2)

the Applicable Spread as determined for the RVMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread (all defined terms as defined in the fund’s articles supplementary).

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	325,211,957	-	325,211,957
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(41,405,000)	-	(41,405,000)
RVMTPS††	-	(75,000,000)	-	(75,000,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

Additional Information section within the annual report dated February 28, 2023, provides more details about the fund’s principal risk factors.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On August 2, 2023, the Board declared a cash dividend of $.040 per share from net investment income, payable on September 1, 2023, to Common Shareholders of record as of the close of business on August 17, 2023. The ex-dividend date was August 16, 2023.

(e) Dividends and distributions to shareholders of RVMTPS: Dividends on RVMTPS are normally declared daily and paid monthly. The Dividend Rate on the RVMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the RVMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread. The Applicable Rate of the RVMTPS was equal to the sum of 1.20% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of 4.06% on August 31, 2023. The dividend rate as of August 31, 2023 for the RVMTPS was 5.26% (all defined terms as defined in the fund’s articles supplementary).

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 28, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $35,350,204 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to February 28, 2023. The fund has $33,596,732 of short-term capital losses and $1,753,472 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2023 was as follows: tax-exempt income of $10,747,044. The tax character of current year distributions will be determined at the end of the current fiscal year.

(g) RVMTPS: The fund’s RVMTPS aggregate liquidation preference is shown as a liability, if any, since they have stated mandatory redemption date of October 16, 2049. Dividends paid to RVMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the RVMTPS are considered debt issuance costs which have been fully amortized into the expense over the life of the RVMTPS.

NOTE 2—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..65% of the value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended August 31, 2023, the fund was charged $2,786 pursuant to the custody agreement. These fees were offset by the Custodian from an earnings credit of $2,786.

The fund compensates BNY Mellon under a Tender and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the RVMTPS. During the period ended August 31, 2023, the fund was charged $3,975 for the services provided by the Tender and Paying Agent.

During the period ended August 31, 2023, the fund was charged $6,316 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $181,408, Custodian fees of $2,000, Tender and Paying Agent fees of $663 and Chief Compliance Officer fees of $1,815.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended August 31, 2023, amounted to $42,473,497 and $42,249,391, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2023 was approximately $38,943,614, with a related weighted average annualized interest rate of 4.03%.

RVMTPS: During the period ended August 31, 2023, total fees pursuant to RVMTPS amounted to $1,762,565 inclusive of $1,687,910 of interest expense and $74,655 of amortized deferred cost fees. These fees are included in RVMTPS interest expense and fees in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding for the RVMTPS during the period ended August 31, 2023 was approximately $75,000,000, with a related weighted average annualized interest rate of 4.48%.

At August 31, 2023, accumulated net unrealized depreciation on investments was $14,254,466, consisting of $3,766,041 gross unrealized appreciation and $18,020,507 gross unrealized depreciation.

At August 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Subsequent Event:

The RVMTPS have a mandatory redemption date of October 16, 2049, and are subject to mandatory tender upon each 42 month anniversary of October 16, 2020, the effective date of their refinancing, or upon the end of a Special Terms Period (each, an Early Term Redemption Date), subject to the option of the holders to retain the RVMTPS. On October 16, 2023, the RVMTPS were successfully remarketed during their first Early Term Redemption Date, and the RVMTPS were extended through the 42 month anniversary of October 16, 2023.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of RVMTPS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on August 17, 2023.

	Shares
	For	Authority Withheld
To elect three Class III Directors:†
Joseph S. DiMartino	14,357,619	504,950
Andrew J. Donohue	14,457,334	405,235
Isabel P. Dunst	14,459,003	403,566
Benaree Pratt Wiley††	750	-

† The terms of these Directors expire in 2026.

†† Elected solely by RVMTPS holders, Common Shareholders not entitled to vote.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on August 1-2, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. Representatives of the Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Common shares with the performance of a group of general and insured municipal debt leveraged closed-end funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all general and insured municipal debt leveraged closed-end funds (the “Performance Universe”), all for various periods ended May 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all general and insured municipal debt leveraged closed-end funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for all periods, except the one-year period when the fund’s total return performance, on a net asset value basis, was below the Performance Group and Performance Universe medians. The Board also considered that the fund’s total return performance, on a market price basis, was above the Performance Group and Performance Universe medians for all periods, except the ten-year period when the fund’s total return performance, on a market price basis, was below the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance, on a net asset value basis, was below the Performance Group for seven of the ten one-year periods and below the Performance Universe medians for eight of the ten one-year periods ended May 31. The Board also considered that the fund’s yield performance, on a market price basis, was below the Performance Group for six of the ten one-year periods and below the Performance Universe medians for nine of the ten one-year periods ended May 31. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns (on a net asset value basis) to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in three of the six calendar years shown. The Board noted that the fund had a four star rating for each of the three-, five- and ten-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee based on common assets and leveraged assets together, was higher than the Expense

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Group median and the Expense Universe median actual management fees and, based on common assets alone, was higher than the Expense Group median and the Expense Universe median actual management fees, and the fund’s total expenses, based on both common assets alone and on common assets and leveraged assets together, were higher than the Expense Group and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the contractual management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

OFFICERS AND DIRECTORS
BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Salviolo
J. Charles Cardona	Robert Svagna
Andrew J. Donohue	Chief Compliance Officer
Isabel P. Dunst	Joseph W. Connolly
Nathan Leventhal†	Portfolio Managers
Robin A. Melvin	Jeffrey Burger
Roslyn M. Watson	Thomas C. Casey
Benaree Pratt Wiley†	Daniel A. Rabasco
Gordon J. Davis††
Tamara Belinfanti††	Adviser
† Elected by holders of RVMTPS	BNY Mellon Investment Adviser, Inc.
†† Advisory Board Member	Sub-Adviser
Officers	Insight North America LLC
President	Custodian
David DiPetrillo	The Bank of New York Mellon
Chief Legal Officer	Counsel
Peter M. Sullivan	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice Presidents and Assistant Secretaries	and Registrar
Deirdre Cunnane	Computershare Inc.
Sarah S. Kelleher	(Common Stock)
Jeff Prusnofsky	The Bank of New York Mellon
Amanda Quinn	(RVMTP Shares)
Joanee Skerrett	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: DMB
Treasurer	Initial SEC Effective Date
James Windels	4/26/13
Vice Presidents
Daniel Goldstein
Joseph Martella
Assistant Treasurers
Gavin C. Reilly

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DMB

For more information about the fund, visit https://im.bnymellon.com/closed-end-funds. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

The fund posts regularly certain information at https://im.bnymellon.com/closed-end-funds, including certain asset coverage and leverage ratios (within 5 business days of the last day of each month) and a fact sheet containing certain statistical information (within 15 business days of the last day of each month).

0805SA0823

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: October 20, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)